                                                                   Exhibit 10.20

                                 AMENDMENT NO. 6

     AMENDMENT NO. 6, dated as of April 22, 2005 (this "Amendment"), among EMPIRE RESOURCES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the lenders that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); and JPMORGAN CHASE BANK, N.A., as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

     The Company, the Banks and the Agent are parties to a Credit Agreement, dated as of December 21, 2000 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Banks to the Company. The Company, the Banks and the Agent now wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

     Section 1. Definitions. Except as otherwise defined in this Amendment No. 6, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. Amendment. Subject to the occurrence of the Amendment Effective Date and effective on such date, the Credit Agreement shall be amended as follows:

     2.01. The second paragraph of the preamble shall be amended by replacing the number "$75,000,000" therein with the number "$90,000,000".

     2.02. Section 1.01 of the Credit Agreement shall be amended by inserting the following definition in appropriate alphabetical order:

          "Compliance Certificate" shall have the meaning assigned to such term in the last sentence of Section 8.01 hereof.

     2.03. The definition of "Applicable Margin" in Section 1.01 of the Credit Agreement (Definitions) shall be amended in its entirety to read as follows:

          "Applicable Margin" shall mean: (a) prior to April 22, 2005, (i) with respect to Base Rate Loans, 1/2 of 1% per annum; and (ii) with respect to Eurodollar Loans, 2% per annum and (b) thereafter, the applicable percentage per annum set forth below:

                              Applicable        Applicable
                           Margin for Base      Margin For
Leverage Ratio                Rate Loans     Eurodollar Loans
--------------             ---------------   ----------------
Greater than 5.50 to 1          0.75%              2.25%

Greater than or equal to        0.50%              2.00%
4.50 to 1 and less than
or equal to 5.50 to 1

Less than 4.50 to 1             0.25%              1.75%

          The Leverage Ratio used to compute the Applicable Margin shall be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Company to each Bank the last sentence of Section
          8.01 hereof. Changes in the Applicable Margin resulting from a change in the Leverage Ratio shall become effective on the second day following delivery by the Company to the Banks of a new Compliance Certificate pursuant to the last sentence of Section 8.01 hereof. If the Company shall fail to deliver a Compliance Certificate within the time required pursuant to the last sentence of Section 8.01 hereof (without giving effect to any grace period), the Applicable Margin from and including the first day after the date on which such Compliance Certificate was required to be delivered to the date the Company delivers to the Banks the next Compliance Certificate shall conclusively equal the highest Applicable Margin set forth above.

     2.04. The definition of "Borrowing Base" in Section 1.01 of the Credit Agreement (Definitions) shall be amended as follows:

          (a) clause (f) in the definition of "Borrowing Base" shall be amended by deleting the contained therein and inserting the following text in lieu thereof:

               75% of the aggregate value of Eligible Warehouse Inventory at said date, provided, that in no event shall the portion of the Borrowing Base attributable to Eligible Warehouse Inventory exceed 40% of the Borrowing Base, plus

          (b) the following clause (g) shall be inserted immediately after clause (f) therein and the remaining clauses shall be re-lettered accordingly:

               (g) without duplication clauses (e) and (f) above, 60% of the aggregate amount of unsold aluminum billet, provided that in no event shall the aggregate amount of unsold aluminum billet exceed $2,000,000, plus

     2.05. The definition of "Commitment" in Section 1.01 of the Credit Agreement (Definitions) shall be amended by replacing the number "$75,000,000" therein with the number "$90,000,000".

     2.06. The definition of "Loan Commitment Sub-limit" in Section 1.01 of the Credit Agreement (Definitions) shall be amended by replacing the number "$65,000,000" therein with the number "$80,000,000".

     2.07. Section 2.06 of the Credit Agreement (Commitment Fee) shall be amended by replacing the number "$75,000,000" therein with the number "$90,000,000".

     2.08. Section 8.01 of the Credit Agreement (Financial Statements Etc.) shall be amended by inserting the text "(the "Compliance Certificate") in the last sentence of such Section immediately following the text "a certificate of a senior financial officer of the Company" contained therein.

     2.09. Section 8.09 of the Credit Agreement (Leverage Ratio) shall be amended in its entirety to read as follows:

          8.09 Leverage Ratio. The Company will not permit the Leverage Ratio to exceed (a) at any time during the period commencing on the Closing Date and ending on September 30, 2001, 6.00 to 1, (b) at any time during the period commencing on October 1, 2001 and ending on April 21, 2005, 5.00 to 1, (c) at any time during the period commencing on April 22, 2005 and ending on December 30, 2005, 6.50 to 1, (d) at any time during the period commencing on December 31, 2005 and ending on March 30, 2006, 5.75 to 1 and (e) at any time thereafter, 5.25 to 1.

     2.10. Section 8.11 of the Credit Agreement (Working Capital Ratio) shall be amended in its entirety to read as follows:

          8.11 Working Capital Ratio. The Company will not permit the Working Capital Ratio to be greater than (a) at any time during the period commencing on the Closing Date and ending on September 30, 2001, 7.00 to 1, (b) at any time during the period commencing on October 1, 2001 and ending on April 21, 2005, 6.00 to 1, (c) at any time during the period commencing on April 22, 2005 and ending on December 30, 2005,
          7.00 to 1, (d) at any time during the period commencing on December 31, 2005 and ending on March 30, 2006, 6.50 to 1 and (e) at any time thereafter, 6.25 to 1.

     2.11 The Credit Agreement is hereby amended by (x) deleting the "Schedule IV" thereto and (y) inserting a new "Schedule IV" thereto identical to Schedule I hereto.

     2.12. The Credit Agreement is hereby amended by (x) deleting the "Exhibit B" thereto and (y) inserting a new "Exhibit B" thereto identical to Exhibit A hereto.

     Section 3. Representations and Warranties. The Company represents and warrants to the Banks as of the Amendment Effective Date that (x) the representations and warranties set forth in Section 7 of the Credit Agreement and in Article III the Security Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said
Section 7 to "this Agreement" included reference to this Amendment No. 6, except
(i) changes resulting from transactions contemplated by or permitted by the Credit Agreement, and (ii) those applicable to a specific date or period and (y) no Default has occurred and is continuing.

     Section 4. Notes. With respect to each Commitment that is increased pursuant to this Amendment No. 6, the Company agrees to execute and deliver a Note to each Bank that has such a Commitment and that requests a Note reflecting the increase in such Commitment upon delivery to the Company by each such Bank of the Note previously issued to each such Bank by the Company.

     Section 5. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of April 22, 2005 (the "Amendment Effective Date"), upon (i) the execution of this Amendment No. 6 by the Company, each of the Banks and the Agent, (ii) the delivery by the Company of board of director resolutions approving this Amendment No. 6 and the transactions contemplated herein, in form and substance satisfactory to the Agent and (iii) the payment by the Company of all fees and expenses due and owing on such date.

     Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 6 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 6 by signing any such counterpart. This Amendment No. 6 shall be governed by, and construed in accordance with, the law of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be duly executed and delivered as of the day and year first above written.

                                        EMPIRE RESOURCES, INC.


                                        By: /s/ Sandra R. Kahn
                                            ------------------------------------
                                        Name: Sandra R. Kahn
                                        Title: Vice President

                            [EMPIRE AMENDMENT NO. 6]

                                        JPMORGAN CHASE BANK, N.A., as Agent


                                        By: /s/ Thomas S. Drake
                                            ------------------------------------
                                        Name: Thomas S. Drake
                                        Title: Vice President

                            [EMPIRE AMENDMENT NO. 6]

                                        BROWN BROTHERS HARRIMAN & CO.


                                        By: /s/ John C. Santos, Jr.
                                            ------------------------------------
                                        Name: John C. Santos, Jr.
                                        Title: Managing Director

                            [EMPIRE AMENDMENT NO. 6]

                                        CITICORP USA, INC.


                                        By: /s/ Keith Pallmann
                                            ------------------------------------
                                        Name: Keith Pallmann
                                        Title: Vice President

                            [EMPIRE AMENDMENT NO. 6]

                                        JPMORGAN CHASE BANK, N.A.


                                        By: /s/ Thomas S. Drake
                                            ------------------------------------
                                        Name: Thomas S. Drake
                                        Title: Vice President

                            [EMPIRE AMENDMENT NO. 6]

                                        COOPERATIEVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK B.A., "RABOBANK
                                        INTERNATIONAL", NEW YORK BRANCH


                                        By: /s/ Brett Delfino
                                            ------------------------------------
                                        Name: Brett Delfino
                                        Title: Executive Director


                                        By: /s/ Michelle Ruocco
                                            ------------------------------------
                                        Name: Michelle Ruocco
                                        Title: Vice President

                            [EMPIRE AMENDMENT NO. 6]

                                                                      SCHEDULE I

                                   SCHEDULE IV

                                   Commitments

-------------------------------------------------------
Bank                                        Commitment
-------------------------------------------------------
JPMorgan Chase Bank, N.A.                   $35,000,000
-------------------------------------------------------
Citicorp USA, Inc.                          $23,000,000
-------------------------------------------------------
Brown Brothers Harriman & Co.               $15,000,000
-------------------------------------------------------
Cooperatieve Centrale                       $17,000,000
Raiffeisen-Boerenleenbank B.A., "Rabobank
International", New York Branch
-------------------------------------------------------